UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 7, 2026
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Corpay, Inc.
________________________________________________________
(Exact name of registrant as specified in its charter)
  _______________________________________________________

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 7, 2026, Corpay, Inc. held its Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 62,942,793 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the shareholders.

I. Elect twelve directors nominated by the Board for a one-year term:

NOMINEES:

Annabelle Bexiga
FOR: 44,264,494
AGAINST: 13,727,198
ABSTAIN: 9,300
BROKER NON-VOTES: 4,941,801

David L. Bunch
FOR: 57,924,900
AGAINST: 69,405
ABSTAIN: 6,687
BROKER NON-VOTES: 4,941,801

Ronald F. Clarke
FOR: 55,492,374
AGAINST: 2,501,511
ABSTAIN: 7,107
BROKER NON-VOTES: 4,941,801

Joseph W. Farrelly
FOR: 35,146,549
AGAINST: 22,844,089
ABSTAIN: 10,354
BROKER NON-VOTES: 4,941,801

Rahul Gupta
FOR: 55,553,741
AGAINST: 2,370,614
ABSTAIN: 76,637
BROKER NON-VOTES: 4,941,801

Thomas M. Hagerty
FOR: 43,082,703
AGAINST: 14,907,926
ABSTAIN: 10,363
BROKER NON-VOTES: 4,941,801

Archie L. Jones, Jr.
FOR: 56,532,143
AGAINST: 1,391,687
ABSTAIN: 77,162
BROKER NON-VOTES: 4,941,801

Richard Macchia
FOR: 55,911,303
AGAINST: 2,082,609
ABSTAIN: 7,080
BROKER NON-VOTES: 4,941,801

Hala G. Moddelmog
FOR: 39,972,476
AGAINST: 18,018,129
ABSTAIN: 10,387

BROKER NON-VOTES: 4,941,801

Jeffrey S. Sloan
FOR: 57,376,334
AGAINST: 617,581
ABSTAIN: 7,077
BROKER NON-VOTES: 4,941,801

Steven T. Stull
FOR: 42,038,207
AGAINST: 15,952,350
ABSTAIN: 10,435
BROKER NON-VOTES: 4,941,801

Gerald Throop
FOR: 57,776,408
AGAINST: 217,650
ABSTAIN: 6,934
BROKER NON-VOTES: 4,941,801

II. Ratify the reappointment of Ernst & Young LLP as Corpay’s independent registered public accounting firm for 2026:

FOR: 59,115,122
AGAINST: 3,822,136
ABSTAIN: 5,535
BROKER NON-VOTES: N/A

III. Advisory vote to approve named executive officer compensation:

FOR: 32,298,662
AGAINST: 25,664,167
ABSTAIN: 38,163
BROKER NON-VOTES: 4,941,801

IV. Shareholder proposal regarding an independent Board Chair requirement:

FOR: 17,353,969
AGAINST: 40,578,084
ABSTAIN: 68,939
BROKER NON-VOTES: 4,941,801

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

May 12, 2026	By: /s/ Peter Walker
Peter Walker
Chief Financial Officer